Exhibit 10.8

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1, effective as of August 18, 2009 (this “Amendment”), amends and modifies that certain Registration Rights Agreement, dated as of August 20, 2008 (the “Registration Rights Agreement”), by and between X-Rite, Incorporated (the “Company”), OEPX, LLC (the “OEP”), Sagard Capital Partners, L.P. (“Sagard”) and Tinicum Capital Partners II, L.P., Tinicum Capital Partners II Parallel Fund, L.P. and Tinicum Capital Partners II Executive Fund L.L.C. (collectively, “Tinicum” and, together with OEP and Sagard, the “Investors”). All capitalized terms used in this Amendment and not otherwise defined herein, shall have the meaning given them in the Registration Rights Agreement.

WHEREAS, pursuant to that certain Exchange Agreement, dated as of August 18, 2009 (the “Exchange Agreement”), between the Company and the Investors, the Company will issue, subject to the terms and conditions set forth therein, shares of preferred stock, par value $0.10 per share of the Company (“Preferred Stock”) and warrants (“Warrants”) to acquire 7,500,000 shares of common stock, par value $0.10 per share, of the Company (“Common Stock”), in exchange for the consideration set forth in the Exchange Agreement;

WHEREAS, pursuant to a Certificate of Designation of Rights and Privileges of the Series A Preferred Stock of the Company, filed with the Michigan Department of Energy, Labor and Economic Growth on August 18, 2009, the Company may, in certain circumstances, deliver a portion of the liquidation preference relating to the Preferred Stock in shares of Common Stock;

WHEREAS, on August 18, 2009, the Board of Directors of the Company adopted a resolution approving the execution of this Amendment and, pursuant to Section 11(k) of the Registration Rights Agreement, hereby amends the Registration Rights Agreement as set forth herein; and

WHEREAS, all acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms have been done and performed, and the execution and delivery of this Amendment by the Company and Investors have been in all respects duly authorized by the Company and the Investors.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

Section 1. Certain Definitions. Section 1 of the Registration Rights Agreement is hereby amended by inserting the following definitions therein in alphabetical order:

“Exchange Agreement” means that certain Exchange Agreement, dated as of August 18, 2009, between the Company and the Investors, as it may be amended from time to time.

“Investor Shares” has the meaning set forth in the Exchange Agreement.

“New Securities” has, with respect to each of the Investors, the meaning set forth in the Investment Agreement to which it is a party.

Section 2. Registrable Shares. The definition of “Registrable Shares” in Section 1 of the Registration Rights Agreement is hereby amended by deleting clause (i) in its entirety and replacing it with the following:

“(i)(x) the Purchased Securities (and, in the case of Investor S and Investor T, any other Common Shares held of record by such Investor as of the date hereof), (y) any New Securities acquired by any of the Investors pursuant to, and in accordance with, Section 4.5 of the Investment Agreement to which such Investor is a party, and (z) the Investor Shares, if any, in each case, held of record by such Investor at such time and”

Section 3. Effect of Amendment. Except as amended by this Amendment, the Registration Rights Agreement shall continue in full force and effect.

Section 4. Miscellaneous. Sections 11(a) through 11(j) of the Registration Rights Agreement are incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the Company and the Investors have caused this Amendment to be executed by as of the date first written above by their respective officers thereunto duly authorized.

X-RITE, INCORPORATED

By:	/s/ Thomas J. Vacchiano Jr.
Name:	Thomas J. Vacchiano Jr.
Title:	Chief Executive Officer

OEPX, LLC

By:	/s/ Colin M. Farmer
Name:	Colin M. Farmer
Title:	Authorized Signatory

SAGARD CAPITAL PARTNERS, L.P.

By:	Sagard Capital Partners GP, Inc., its general partner

By:	/s/ Daniel Friedberg
Name:	Daniel Friedberg
Title:	Chief Executive Officer

TINICUM CAPITAL PARTNERS II, L.P.

By:	Tinicum Lantern II L.L.C., its general partner

By:	/s/ Robert J. Kelly
Name:	Robert J. Kelly
Title:	Member

TINICUM CAPITAL PARTNERS II PARALLEL FUND, L.P.

By:	Tinicum Lantern II L.L.C., its general partner

By:	/s/ Robert J. Kelly
Name:	Robert J. Kelly
Title:	Member

TINICUM CAPITAL PARTNERS II EXECUTIVE FUND L.L.C.

By:	Tinicum Lantern II L.L.C., its managing member

By:	/s/ Robert J. Kelly
Name:	Robert J. Kelly
Title:	Member